SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of report (Date of earliest event reported): May 22, 2002
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              LIFESMART NUTRITION TECHNOLOGIES, INC.
       ----------------------------------------------------
      (Exact name of registrant as specified in its charter)


        Utah                        0-22497                   87-0430780
  -----------------------  ---------------------------  ---------------------
     (State of                   (Commission              (I.R.S. Employer
     Incorporation)              File Number)             Identification No.)


      8 East Broadway, Suite 200, Salt Lake City, Utah 84111
      -----------------------------------------------------
             (Address of principal executive offices)


                          (801) 596-3222
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       (Registrant's telephone number, including area code)


   ------------------------------------------------------------
  (Former name or former address, if changed since last report)



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Item 5.  Other Events.

On July 3, 1997 the registrant filed a registration statement on Form S-8 with the U.S. Securities and Exchange Commission which still applies to shares that were registered, but that have not yet been issued. The registrant did not include a consent of the registrant's auditors relating to the Form S-8 registration statement in the registrant's annual report on Form 10-KSB for the year ended December 31, 2001. The auditor's consent relating to the Form S-8 registration statement is attached hereto as Exhibit 23.1.

Item 7.   Financial Statements and Exhibits.

(c)     Exhibits

Exhibit No.  Exhibit Description

23.1 Consent of Pritchett, Siler & Hardy, P.C. relating to the registrant's Form S-8 registration statement filed on July 3, 1997


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

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LIFESMART NUTRITION TECHNOLOGIES, INC.
                               (Registrant)


Date: May 22, 2002             By: /s/ Darald A. Donnell
      ------------                 ------------------------------
                                   Darald A. Donnell, President


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                          EXHIBIT INDEX

Exhibit                                                           Page
No.             Exhibit Description                                No.


23.1            Consent of Pritchett, Siler &                      5
                Hardy, P.C. relating to the
                Registrant's Form S-8 registra-
                tion, statement filed on July
                3, 1997




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